UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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Prospect Capital Corporation
(Name of Registrant as Specified In Its Charter)

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PROSPECT CAPITAL CORPORATION

10 East 40th Street, 42nd Floor

New York, New York 10016

[___], 2020

Dear Stockholder:

You are cordially invited to attend a special meeting of stockholders, or the Special Meeting, of Prospect Capital Corporation, a Maryland corporation (the “Company” or “we,” “us” or “our”), to be held on [___], [___], 2020, at [___] [a.m.] [p.m.], Eastern Time. Due to the public health impact of the coronavirus, or COVID-19, outbreak and to support the health and well-being of our stockholders, service providers, personnel and other stakeholders, the Special Meeting will be held solely on the Internet by virtual means.

The notice of Special Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the Special Meeting. At the Special Meeting you will be asked to consider and vote on a proposal to authorize the Company, with approval of its Board of Directors, to sell shares of the Company’s common stock at a price or prices below the Company’s then current net asset value per share in one or more offerings subject to certain limitations set forth in the accompanying proxy statement (including, without limitation, that the number of shares sold on any given date does not exceed 25% of the Company’s outstanding common stock immediately prior to such sale).

It is important that you be represented at the Special Meeting. Please complete, sign, date and return your proxy card to us in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the meeting. If you prefer, you can authorize your proxy through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card. If you attend the meeting, you may vote at the meeting, which will automatically revoke your proxy. Your vote is very important to us. I urge you to submit your proxy as soon as possible.

If you have any questions about the proposal to be voted on, please call our solicitor, AST Fund Solutions, LLC, at (866) 387-0770.

Further, from time to time we may repurchase a portion of our outstanding securities, including our common shares and debt, and are notifying you of our intention as required by applicable securities law.

Sincerely yours, John F. Barry III Chief Executive Officer

PROSPECT CAPITAL CORPORATION

10 East 40th Street, 42nd Floor

New York, New York 10016

(212) 448-0702

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [___], 2020

To the Stockholders of Prospect Capital Corporation:

The special meeting of stockholders, or the Special Meeting, of Prospect Capital Corporation, a Maryland corporation (the “Company” or “we,” “us” or “our”), will be held at the offices of the Company, 10 East 40th Street, 42nd Floor, New York, New York 10016 on [___], [___], 2020, at [___] [a.m] [p.m.], Eastern Time, for the following purpose:

1.       To authorize the Company, with approval of its Board of Directors, to sell shares of its common stock (during the next 12 months) at a price or prices below the Company’s then current net asset value per share in one or more offerings subject to certain conditions as set forth in the accompanying proxy statement (including that the number of shares sold on any given date does not exceed 25% of its outstanding common stock immediately prior to such sale).

Due to the public health impact of the coronavirus outbreak, or COVID-19, and to support the health and well-being of our stockholders, service providers, personnel and other stakeholders, the Special Meeting will be held solely on the Internet by virtual means. Stockholders of record on the record date for the Special Meeting may participate in and vote at the Special Meeting on the Internet by virtual means by visiting the following website: https://web.lumiagm.com/263971847.

If you owned shares on the record date for the Special Meeting and wish to attend the Special Meeting you must email AST at attendingameeting@astfinancial.com, or call AST at (866) 387-0770 , in order to register to attend the Special Meeting, obtain the password to access the Special Meeting and verify that you were a shareholder on the record date. If you are a record owner of shares, please have your 15-digit control number on your proxy card available when you call or include it in your email.

If you hold your shares in the name of a brokerage firm, bank, nominee or other institution (“street name”) as of the record date, you must provide a legal proxy from that institution in order to vote your shares at the Special Meeting. You may forward an email from your intermediary or attach an image of your legal proxy and transmit it via e-mail to AST at attendingameeting@astfinancial.com and you should label the e-mail “Legal Proxy” in the subject line. If you hold your shares in street name as of the record date and wish to attend, but not vote at, the Special Meeting, you must verify to AST that you owned shares as of the record date through an account statement or some other similar means.

Requests for registration must be received by AST no later than 3:00 p.m. Eastern Time, on [___], [___], 2020. You will then receive a confirmation e-mail of your registration, with a control number for voting purposes from AST (if you hold your shares in street name and obtained a legal proxy).

You have the right to receive notice of and to vote at the Special Meeting if you were a stockholder of record at the close of business on [___], 2020. Please complete, sign, date and return your proxy card to us in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the Special Meeting. If you prefer, you can authorize your proxy through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card. If you attend the meeting, you may vote at the meeting, which will automatically revoke your proxy. In the event that there are not sufficient stockholders present for a quorum or sufficient votes to approve a proposal at the time the Special Meeting is convened, the Special Meeting may be adjourned from time to time in order to permit further solicitation of proxies by the Company.

If you have any questions about the proposal to be voted on, please call our solicitor, AST Fund Solutions, LLC, at (866) 387-0770.

By Order of the Board of Directors, Kristin Van Dask Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary

New York, New York

[___], 2020

This is an important meeting. To ensure proper representation at the Special Meeting, please complete, sign, date and return the proxy card in the enclosed, postage-prepaid envelope, or authorize a proxy to vote your shares by telephone or through the Internet. Even if you authorize a proxy prior to the Special Meeting, you still may attend the Special Meeting and vote your shares.

PROSPECT CAPITAL CORPORATION

10 East 40th Street, 42nd Floor

New York, New York 10016

(212) 448-0702

PROXY STATEMENT

Special Meeting of Stockholders

This proxy statement, or this Proxy Statement, is furnished in connection with the solicitation of proxies by the Board of Directors of Prospect Capital Corporation, a Maryland corporation (the “Company” or “we,” “us” or “our”), for use at our special meeting of stockholders, or the Special Meeting, to be held on [___], [___], 2020, at [___] [a.m] [p.m.], Eastern Time, at our offices, 10 East 40th Street, 42nd Floor, New York, New York 10016, and at any postponements, adjournments or delays thereof. Due to the public health impact of the coronavirus, or COVID-19, outbreak and to support the health and well-being of our stockholders, service providers, personnel and other stakeholders, the Special Meeting will be held solely on the Internet by virtual means. Stockholders of record on the record date for the Special Meeting may participate in and vote at the Special Meeting on the Internet by virtual means by visiting the following website: https://web.lumiagm.com/263971847.

If you owned shares on the record date for the Special Meeting and wish to attend the Special Meeting you must email AST at attendingameeting@astfinancial.com, or call AST at (866) 387-0770, in order to register to attend the Special Meeting, obtain the password to access the Special Meeting and verify that you were a shareholder on the record date. If you are a record owner of shares, please have your 15-digit control number on your proxy card available when you call or include it in your email.

If you hold your shares in the name of a brokerage firm, bank, nominee or other institution (“street name”) as of the record date, you must provide a legal proxy from that institution in order to vote your shares at the Special Meeting. You may forward an email from your intermediary or attach an image of your legal proxy and transmit it via e-mail to AST at attendingameeting@astfinancial.com and you should label the e-mail “Legal Proxy” in the subject line. If you hold your shares in street name as of the record date and wish to attend, but not vote at, the Special Meeting, you must verify to AST that you owned shares as of the record date through an account statement or some other similar means.

Requests for registration must be received by AST no later than 3:00 p.m. Eastern Time, on [___], [___], 2020. You will then receive a confirmation e-mail of your registration, with a control number for voting purposes from AST (if you hold your shares in street name and obtained a legal proxy).

This Proxy Statement and the accompanying proxy card is first being sent to stockholders on or about [___], 2020.

Unlike many companies where the majority of the outstanding shares are held by institutional investors, a majority of our stockholders are retail investors who generally hold smaller numbers of shares than institutional investors. As a result, it is important that every stockholder authorize a proxy so that we can achieve a quorum and hold the Special Meeting. The presence at the Special Meeting, by webcast or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting will constitute a quorum for the transaction of business. If a quorum is not met, then we will be required to adjourn the meeting and incur additional expenses to continue to solicit additional votes.

We have engaged a proxy solicitor, AST Fund Solutions, LLC, who may call you and ask you to vote your shares. The proxy solicitor will not attempt to influence how you vote your shares, but only ask that you take the time to cast a vote. You may also be asked if you would like to authorize your proxy over the telephone and to have your voting instructions transmitted to our proxy tabulation firm.

We encourage you to vote, either by voting at the Special Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or authorize a proxy to vote your shares by telephone or through the Internet, and we receive it in time for the Special Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the proposal described in this proxy card.

If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the Company’s Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting at the Special Meeting. Any stockholder of record attending the Special Meeting may vote whether or not he or she has previously authorized a proxy.

You are entitled to attend the Special Meeting only if you are a stockholder as of the close of business on the record date for the Special Meeting, which is [___], 2020, or you hold a valid proxy for the Special Meeting.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone. We do not believe that our stockholders are entitled to appraisal rights in connection with the Proposal.

For information on how to obtain directions to attend the Special Meeting, please contact our solicitor, AST Fund Solutions, LLC, at (866) 387-0770.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON [___], 2020

The following materials relating to this Proxy Statement are available at http://www.astportal.com/ast/[___]:

•	this Proxy Statement; and

•	the accompanying Notice of Special Meeting.

Purpose of Special Meeting

The Special Meeting has been called for the following purpose:

1.       To authorize the Company, with approval of its Board of Directors, to sell shares of its common stock (during the next 12 months) at a price or prices below the Company’s then current net asset value per share in one or more offerings subject to certain conditions as set forth herein (including that the number of shares sold on any given date does not exceed 25% of its outstanding common stock immediately prior to such sale).

Voting Securities

You may vote your shares at the Special Meeting only if you were a stockholder of record at the close of business on [___], 2020, or the Record Date. There were [___] shares of the Company’s common stock outstanding on the Record Date. Each share of the Company’s common stock is entitled to one vote.

Quorum Required

Shares that are present at the Special Meeting, but then abstain, including by reason of so called “broker non-votes,” will be treated as present for purposes of establishing a quorum. A broker non-vote with respect to a matter occurs when a nominee holding shares for a beneficial owner is present at the meeting with respect to such shares, has not received voting instructions from the beneficial owner on the matter in question and does not have, or chooses not to exercise, discretionary authority to vote the shares on such matter.

If a quorum is not present at the Special Meeting or if there are not sufficient votes to approve a proposal, the chairman of the Special Meeting or, if a stockholder vote is called, the stockholders who are present at the Special Meeting, may adjourn the Special Meeting from time to time to permit further solicitation of proxies.

Vote Required

Authorization of the Company, with Approval of its Board of Directors, to Sell Shares of its Common Stock (During the Next 12 Months) at a Price or Prices Below the Company’s Then Current Net Asset Value Per Share in One or More Offerings Subject to Certain Conditions Described Herein (Including That the Number of Shares Sold on Any Given Date Does Not Exceed 25% of its Outstanding Common Stock Immediately Prior to Such Sale) (the “Proposal”). Approval of the Proposal may be obtained in either of two ways. First, the Proposal will be approved if the Company obtains the affirmative vote of (1) a majority of the outstanding shares of common stock entitled to vote at the Special Meeting; and (2) a majority of the outstanding shares of common stock entitled to vote at the Special Meeting that are not held by affiliated persons of the Company. For purposes of this alternative, the Investment Company Act of 1940, or 1940 Act, defines “a majority of the outstanding shares” as: (1) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (2) 50% of the outstanding voting securities of a company, whichever is the less. Second, the Proposal will also be approved if the Company receives approval from a majority of the number of the beneficial holders of its common stock entitled to vote at the Special Meeting, without regard to whether a majority of such shares are voted in favor of the Proposal. Abstentions and broker non-votes on the Proposal will have the effect of a vote against the Proposal.

Additional Solicitation. If a quorum is not present or there are not enough votes to approve the Proposal at the Special Meeting, the chairman of the meeting or, if a stockholder vote is called, the stockholders who are present, may adjourn the Special Meeting, including to permit the further solicitation of proxies with respect to any proposal.

If a quorum is present, a stockholder vote may be called on the Proposal prior to any such adjournment if there are sufficient votes for approval of the Proposal.

Information Regarding This Solicitation

We will bear the expense of the solicitation of proxies for the Special Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Special Meeting of Stockholders and proxy card. If brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to and obtain proxies from such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or employees of the Company, Prospect Capital Management L.P., or PCM, the Company’s investment adviser, and/or Prospect Administration LLC, or Prospect Administration, the Company’s administrator. PCM and Prospect Administration are located at 10 East 40th Street, 42nd Floor, New York, New York 10016. Certain other members of the affiliated companies of PCM and Prospect Administration are referred to as “Manager.” No additional compensation will be paid to directors, officers or regular employees for such services.

The Company has also retained AST Fund Solutions, LLC to assist in the solicitation of proxies for the Special Meeting for a fee of approximately $[___] plus out-of-pocket expenses.

Stockholders may provide their voting instructions by telephone or through the Internet. These options require stockholders to input the control number which is located on the proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Stockholders who authorize a proxy via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to our proxy tabulator.

Security Ownership of Certain Beneficial Owners and Management

As of April 9, 2020, there were no persons not identified in the following table that owned 25% or more of our outstanding voting securities, and no other person would be deemed to control us, as such term is defined in the Investment Company Act of 1940, as amended, or the “1940 Act.” Persons identified in the following table as beneficially owning more than 25% of the our outstanding voting securities may be deemed to control us, as that term is defined in the 1940 Act.

Our directors are divided into two groups - interested directors and independent directors. Interested directors are “interested persons” of the Company, as defined in the 1940 Act.

The following table sets forth, as of April 9, 2020, certain ownership information with respect to our common stock for those persons who may, insofar as is known to us, directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and the beneficial ownership of each current director, the Company’s executive officers, and the executive officers and directors as a group.

Ownership information for those persons, if any, who own, control or hold the power to vote, 5% or more of our shares of common stock is based upon Schedule 13D or Schedule 13G filings by such persons with the Securities and Exchange Commission, or the Commission, and other information obtained from such persons, if available. Such information is as of the date of the applicable filing and may no longer be accurate.

Unless otherwise indicated, we believe that each person set forth in the table below has sole voting and investment power with respect to all shares of the Company’s common stock he or she beneficially owns and has the same address as the Company. Our address is 10 East 40th Street, 42nd Floor, New York, New York 10016.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Class(1)
5% or more holders

Interested Directors
John F. Barry III(2)	93,334,243	25.4%
M. Grier Eliasek(3)	1,352,196	*
Independent Directors
Andrew C. Cooper	—	—
William J. Gremp	30,762	*
Eugene S. Stark	43,500	*
Executive Officers
Kristin Van Dask	41,250	*
Executive officers and directors as a group	94,801,951	25.8%

*	Represents less than one percent.

(1)	Based on a total of 367,817,926 shares of our common stock issued and outstanding as of April 9, 2020.

(2)	Mr. Barry also serves as the Chief Executive Officer of the Company. Mr. Barry has sole voting and dispositive power over 93,139,568 shares held by him directly and through the John and Daria Barry Foundation as of April 9, 2020. Mr. Barry has shared voting and dispositive power over the remaining 194,675 shares beneficially owned as of April 9, 2020.

(3)	Mr. Eliasek also serves as the Chief Operating Officer of the Company.

Authorization of the Company, with Approval of its Board of Directors, to Sell Shares of its Common Stock (During the Next 12 Months) at a Price or Prices Below the Company’s Then Current Net Asset Value Per Share in One or More Offerings Subject to Certain Conditions Set Forth in The Proposal (Including, Without Limitation, That the Number of Shares Sold On Any Given Date Does Not Exceed 25% of the Company's Outstanding Common Stock Immediately Prior to Such Sale)

We are a closed-end investment company that has elected to be regulated as a business development company, or BDC, under the 1940 Act. Generally, the 1940 Act prohibits us from selling shares of our common stock at a price below the current net asset value, or NAV, per share of such stock. However, certain provisions of the 1940 Act permit such a sale if approved by our stockholders and, in certain cases, if our Board of Directors makes certain determinations.

Pursuant to this provision, we are seeking the approval of our common stockholders so that we may, in one or more public or private offerings of our common stock, sell shares of our common stock at a price below our then current NAV per share, subject to certain conditions discussed below. If approved, the authorization would be effective for a twelve month period expiring on the anniversary of the date the Special Meeting is concluded.

The Company’s Board of Directors, including a majority of the independent Directors who have no financial interest in the Proposal, has approved the Proposal as in the best interests of the Company and its stockholders and recommends it to the stockholders for their approval. Upon obtaining the requisite stockholder approval, the Company will comply with the conditions described below in connection with any financing undertaken pursuant to the Proposal.

The maximum number of shares salable below NAV on any given date pursuant to this authority that could result in dilution to stockholders is limited to 25% of the Company’s then outstanding common stock immediately prior to such date. It should be further noted that, theoretically, the Company may offer up to 25% of its then outstanding common stock each day. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority. See below for a discussion and examples of the dilutive effect of the sale of shares below NAV.

Reasons to Offer Common Stock Below NAV Per Share

We believe that market conditions will continue to provide attractive opportunities to deploy capital. Global capital markets have periodically experienced periods of disruption evidenced by a lack of liquidity in the debt capital markets, write-offs in the financial services sector, the re-pricing of credit risk, the failure of certain major financial institutions and general concerns about the state of the U.S. economy. Many investors sold assets because they had to repay debt and/or meet equity redemption requirements, which created an environment of forced selling. These sales created a negative pressure on valuations that led to unprecedented declines in prices in the corporate debt markets. The effect of all of these factors was an increase in realized and unrealized losses on debt and equity investments of many finance companies.

As of April 9, 2020, COVID-19 has disrupted capital markets and adversely impacted the value of financial assets. The current economic situation and the unprecedented measures taken by state, local and national governments around the world to combat the spread of COVID-19 and its economic impacts, as well as various social, political and psychological tensions in the United States and around the world, may continue to contribute to severe market disruptions and volatility and reduced economic activity, may have long-term negative effects on the U.S. and worldwide financial markets and economy and may cause further economic uncertainties in the United States and worldwide. It is difficult to predict how long the financial markets and economic activity will continue to be impacted by these events and the Company cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets. However, these events could have a significant negative impact on the Company’s performance, net asset value, liquidity, income, operating results and ability to pay distributions and service debt, as well as the performance, income, operating results and viability of companies in which it invests. If adverse conditions continue, the Company and other companies in the financial services sector may not have access to sufficient debt and equity capital to take advantage of favorable investment opportunities. Capital may not be available to the Company on favorable terms, or at all, in light of the inherent uncertainty and volatility of the financial markets.

In adverse economic environments, companies that have access to capital have a significant advantage. The Company believes that such market conditions may create opportunities to invest in assets at prices that are at discounts to their economic or intrinsic fair value. For firms that continue to have access to capital, adverse economic environments may provide investment opportunities on more favorable terms than in other periods, including more reasonable pricing of risk and more advantageous contractual provisions. To capitalize on these investment opportunities as they arise, the Company needs to be able to maintain consistent access to capital.

Stockholder approval of the Proposal will provide the Company with flexibility. In addition to using a portion of net proceeds from an offering of the Company’s shares at a price below NAV to make investments in accordance with the Company’s investment objective, the Company may use a portion of the net proceeds from any such offering to repay outstanding borrowings.

Many BDCs have sought and received authorization from their stockholders to sell shares of common stock at prices below NAV for many of the same reasons discussed above. Several of those BDCs have over time completed offerings of common stock at prices per share below their respective NAV. If the Company issues additional shares, the Company’s market capitalization and the amount of publicly tradable common stock will increase, which may afford all holders of our common stock greater liquidity. A larger market capitalization may make the Company’s stock more attractive to a larger number of investors who have limitations on the size of companies in which they invest. Furthermore, a larger number of shares outstanding may increase trading volume, which could decrease the volatility in the price of the Company’s common stock in the secondary market.

As a BDC and a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, the Company depends on its ability to raise capital through the issuance of its common stock. RICs generally must distribute substantially all of their earnings to stockholders as dividends in order to achieve favorable tax treatment, which prevents the Company from using those earnings to support new investments (including investments into existing portfolio companies). Further, the Company currently must maintain an asset coverage ratio (the ratio of total assets less total liabilities other than indebtedness to total indebtedness) of not less than 200%, though the Board has approved reducing this to 150% and stockholders will be asked to approve this lower amount at an upcoming special stockholder meeting, in order to incur debt or to issue other senior securities, meaning generally that for every dollar of debt incurred or senior securities issued, the Company must have at least two dollars (or a dollar fifty if the lower amount is implemented) of assets immediately following issuance.

To the extent that the Company is unable to raise capital through the issuance of equity, its ability to raise capital through the issuance of debt or senior securities may be inhibited by the asset coverage ratio requirement. Failure to maintain an asset coverage ratio of not less than 200% (or 150% if the lower amount is implemented) could have severe negative consequences for a BDC, including the inability to pay dividends, breaching debt covenants and failure to qualify for tax treatment as a RIC. Although the Company does not currently expect that its asset coverage ratio will fall below 200%, the markets in which it operates and the general economy remain volatile and uncertain. Volatility in the capital markets could result in negative pressure on debt investment valuations, potentially impacting the Company’s asset valuations, stockholders' equity and the Company’s asset coverage ratio. In addition, the debt capital that will be available, if at all, to the Company may be at a higher cost and on less favorable terms and conditions in the future. The issuance of additional stock would enable the Company to increase the dollar amount of its leverage.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares, regardless of the performance of the BDC’s investments. Our shares of common stock have historically traded at both a discount to and a premium over the net assets attributable to those shares. The possibility that our shares of common stock will trade at discounts from NAV or at premiums that are unsustainable over the long term is a risk separate and distinct from the risk that our NAV will decrease. It is not possible to predict whether the shares that may be offered pursuant to this approval will trade at, above, or below NAV. The following table lists the high and low closing sales prices for our common stock, and the sales price as a percentage of NAV per share. On April 9, 2020, the last reported closing sale price of our common stock was $4.55 per share, which represented a 47.5% discount to our last reported NAV per share as of December 31, 2019 of $8.66.

	NAV Per	Stock Price		Premium (Discount)
	Share(1)	High(2)	Low(2)	High(3)	Low(3)
Twelve Months Ending June 30, 2018
First quarter	$9.12	$8.34	$6.55	(86)%	(28.2)%
Second quarter	9.28	7.26	5.56	(21.8)%	(40.1)%
Third quarter	9.23	7.01	6.21	(24.1)%	(32.7)%
Fourth quarter	9.35	6.93	6.30	(25.9)%	(32.6)%
Twelve Months Ending June 30, 2019
First quarter	$9.39	$7.58	$6.67	(19.3)%	(29.0)%
Second quarter	9.02	7.27	5.77	(19.4)%	(36.0)%
Third quarter	9.08	6.93	6.27	(23.7)%	(30.9)%
Fourth quarter	9.01	6.83	6.24	(24.2)%	(30.7)%
Twelve Months Ending June 30, 2020
First quarter	$8.87	$6.73	$6.30	(24.1)%	(29.0)%
Second quarter	8.66	6.70	6.37	(22.6)%	(26.4)%
Third quarter	(4)	6.61	4.04	(4)	(4)
Fourth quarter (through April 9, 2020)	(4)	4.55	3.78	(4)	(4)

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high or low sales price. The net asset values shown are based on outstanding shares at the end of each period.
(2)	The High/Low stock price is calculated as of the closing price on a given day in the applicable quarter.
(3)	Calculated as the respective high or low closing sales price less NAV, divided by NAV(in each case as of the applicable quarter end).
(4)	NAV has not yet been finally determined for any day after December 31, 2019. Our most recently estimated NAV per share is $8.66 on December 31, 2019. NAV per share as of March 31, 2020 or June 30, 2020 may be higher or lower than $8.66 based on potential changes in valuations, issuances of securities, dividends paid and earnings for the quarters then ended.

At the 2008, 2009, 2010, 2011, 2012, 2013, 2014, 2015 and 2016 Annual Meetings of Stockholders held on February 12, 2009, December 11, 2009, December 10, 2010, December 8, 2011, December 7, 2012, December 6, 2013, December 5, 2014, January 8, 2016 and December 2, 2016, respectively, the stockholders authorized the Company, with the approval of its Board of Directors, to issue shares of its common stock at a price below NAV per share.

Pursuant to authority from our stockholders and the approval of our Board of Directors, we have made the following offerings below NAV per share:

Date of Offering	Price Per Share to Investors	Shares Issued
March 18, 2009	$8.20	1,500,000
April 22, 2009	$7.75	3,680,000
May 19, 2009	$8.25	7,762,500
July 7, 2009	$9.00	5,175,000
August 20, 2009	$8.50	3,449,686
September 24, 2009	$9.00	2,807,111
June 21, 2010 to June 25, 2010(1)	$10.01 - $10.67	1,072,500
June 28, 2010 to July 16, 2010(1)	$9.47 - $10.04	2,748,600
July 19, 2010 to August 19, 2010(1)	$9.28 - $10.04	3,814,528
September 7, 2010 to September 23, 2010(1)	$9.47 - $9.98	2,185,472
September 24, 2010 to September 27, 2010(1)	$9.74 - $9.92	302,400
September 28, 2010 to October 29, 2010(1)	$9.65 - $10.09	4,929,556
November 11, 2010 to December 10, 2010(1)	$9.70 - $10.54	4,513,920
June 24, 2011	$10.15	10,000,000
July 18, 2011(2)	$10.15	1,500,000
December 13, 2012(3)	$10.73	467,928
December 28, 2012(3)	$10.67	897,906
December 31, 2012(3)	$10.78	4,141,547
September 8, 2014 to October 29, 2014(1)	$9.64 - $10.43	9,490,975
November 12, 2014 to November 28, 2014(1)	$9.48 - $9.69	5,354,581

(1)	At the market offering. Dates of offering represent the sales dates of the stock. The settlement dates are three business days later than the sales dates.
(2)	On July 18, 2011, the underwriter exercised its option to purchase an additional 1,500,000 shares at $10.15.
(3)	Shares were issued in connection with our investments in controlled portfolio companies.

The Board of Directors believes that having the flexibility to issue our common stock below NAV per share in certain instances is in the best interests of stockholders. If we were unable to access the capital markets as attractive investment opportunities arise, our ability to grow over time and continue to pay steady or increasing dividends to stockholders could be adversely affected. It could also have the effect of forcing us to sell assets that we would not otherwise sell, and such sales could occur at times that are disadvantageous to sell. We could also expend considerable time and resources on a capital raise advantageous for stockholders, but be forced to abandon it solely due to stock market activity causing our stock price to dip momentarily below our NAV per share. Even if we are able to access the capital markets, there is no guarantee that we will grow over time and continue to pay steady or increasing dividends. The Board of Directors believes that sales of common stock at less than NAV per share in the future could have either a positive or negative effect on the Company’s stock price depending on a variety of factors, including the Company’s use of the proceeds of such sales.

Conditions to Sales Below NAV Per Share

If the Proposal is approved by a majority (as defined under “—Required Vote” below) of the outstanding shares of common stock entitled to vote on the matter and is not also approved by a majority of the number of beneficial holders of our common stock entitled to vote on the matter, we will only sell shares of our common stock pursuant to such authority at a price below NAV per share if the following conditions are met:

•	a majority of our independent directors who have no financial interest in the sale have approved the sale; and

•	a majority of such directors, who are not interested persons of us, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of us of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any underwriting commission or discount, which could be substantial.

If the Proposal is approved by a majority of the number of beneficial holders of our common stock entitled to vote on the matter, we may sell shares of our common stock at a price below NAV per share without satisfying the foregoing conditions.

Notwithstanding the foregoing, the maximum number of shares the Company may sell on any given date below NAV is limited to 25% of the Company’s outstanding common stock immediately prior to such date. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.

Key Stockholder Considerations

Before voting on the Proposal or giving proxies with regard to this matter, stockholders should consider the potentially dilutive effect of the issuance of shares of our common stock at a price that is less than the NAV per share and the expenses associated with such issuance on the NAV per outstanding share of our common stock. Any sale of common stock at a price below NAV per share would result in an immediate dilution to existing common stockholders. This dilution would include reduction in the NAV per share as a result of the issuance of shares at a price below the NAV per share and a disproportionately greater decrease in a stockholder’s interest in our earnings and assets and their voting interests than the increase in our assets resulting from such issuance. Our Board of Directors will consider the potential dilutive effect of the issuance of shares at a price below the NAV per share when considering whether to authorize any such issuance. Our Board of Directors also will consider, among other things, the fact that sales of common stock at a discount to net asset value will benefit the Company’s investment advisor as the investment advisor will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other securities of the Company or from the offering of common stock at a premium to NAV per share. It should be noted that the maximum number of shares salable below NAV on any given date pursuant to this authority that could result in such dilution is limited to 25% of the Company’s then outstanding common stock immediately prior to such sale. However, pursuant to this authority, there is no limit on the number of offerings below NAV that the Company may make during the period this authorization is in effect. No further authorization from stockholders will be solicited even if the dilution resulting from any such offering or offerings is significant.

In addition, whether or not we are successful with the Proposal, and at any time prior to the Special Meeting, we may utilize a rights offering pursuant to Section 23(b) of the 1940 Act in order to access the equity markets if we trade below NAV per share. A rights offering conducted pursuant to Section 23(b) of the 1940 Act is subject to certain limitations, such as we may only offer such rights to holders of a class of our securities, the offering may not remain open longer than 120 days and if the rights are transferable, the offering may not be for more than one security for each three rights. A rights offering may be at a greater discount to NAV per share than an offering of our common stock at a price below our NAV per share because, among other things, a rights offering requires a long registration process and marketing period which might result in greater share price erosion. As such, we believe that having the ability to issue our common stock below NAV per share in accordance with the terms of the Proposal would, in many instances, be preferable to such an issuance pursuant to a rights offering; however, such a judgment will be made by our Board of Directors taking into account that facts and circumstances of any particular capital raising proposal, the alternatives available at that time and the best interests of the Company and its stockholders.

The 1940 Act establishes a connection between common stock sale price and NAV per share because, when stock is sold at a sale price below NAV per share, the resulting increase in the number of outstanding shares reduces NAV per share. Stockholders should also consider that they will have no subscription, preferential or preemptive rights to additional shares of the common stock proposed to be authorized for issuance, and thus any future issuance of common stock will dilute such stockholders’ holdings of common stock as a percentage of shares outstanding to the extent stockholders do not purchase sufficient shares in the offering or otherwise to maintain their percentage interest. Further, if our current stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV per share, their voting power will be diluted.

Stockholders should also be aware that we have previously obtained stockholder approval to sell warrants, options or rights to subscribe to, convert or to purchase our voting securities if the issuance of such securities is approved by a majority of our directors who have no financial interest in such issuance and a majority of our independent directors. In accordance with the 1940 Act, the price of such voting securities may be less than NAV per share. This authority does not have an expiration date. Shares of common stock sold at prices below then current NAV upon exercise or conversion of any warrants or other securities issued under authority previously approved by shareholders in accordance with Section 61(a) of the 1940 Act will not be treated as having been sold at less than NAV per share for purposes of the authority being requested under the Proposal. Section 61(a) requires that (i) the exercise or conversion feature of the warrants, options or other rights must expire within 10 years of issuance, (ii) the exercise or conversion price for the warrants, options or other rights must not be less than the current market value of the common stock at the date of the issuance of the warrants, options or other rights and (iii) each issuance of such warrants, options or other rights must be approved by a majority of our Directors who are not “interested persons” of us as defined in the 1940 Act on the basis that such issuance is in our and our stockholders' best interests. In addition, Section 61(a) of the 1940 Act limits the number of warrants, options or other rights to subscribe for, convert to, or purchase our common stock that can be issued under this authority. Specifically, the amount of voting securities that would result from the exercise or conversion of all of such warrants, options or other rights to subscribe for, convert to, or purchase our common stock at the time of issuance may not exceed 25% of our outstanding voting securities.

Examples of Dilutive Effect of the Issuance of Shares Below NAV Per Share

The tables below provide hypothetical examples of the impact that an offering at a price less than NAV per share may have on the NAV per share of shareholders and investors who do not participate in such an offering. However, the tables below do not show and are not intended to show any potential changes in market price that may occur from an offering at a price less than NAV per share and it is not possible to predict any potential market price change that may occur from such an offering. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.

Impact On Existing Stockholders Who Do Not Participate in the Offering

Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV. This decrease could be more pronounced as the size of the offering and level of discounts increase. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.

The following chart illustrates the level of NAV dilution that would be experienced by a stockholder who does not participate in the offering. It is not possible to predict the level of market price decline that may occur. NAV has not been finally determined for any day after December 31, 2019. The table below is shown based upon the December 31, 2019 reported NAV of $8.66.

The examples assume that we have 368,000,000 common shares outstanding, $5,437,000,000 in total assets and $2,250,000,000 in total liabilities. The current NAV and NAV per share are thus $3,187,000,000 and $8.66. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 18,400,000 shares (5% of the outstanding shares) at $8.23 per share after offering expenses and commission (a 5% discount from NAV); (2) an offering of 36,800,000 shares (10% of the outstanding shares) at $7.79 per share after offering expenses and commissions (a 10% discount from NAV); (3) an offering of 92,000,000 shares (25% of the outstanding shares) at $6.50 per share after offering expenses and commissions (a 25% discount from NAV); and (4) an offering of 92,000,000 shares (25% of the outstanding shares) at $0.00 per share after offering expenses and commissions (a 100% discount from NAV).

	Prior to Sale	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount		Example 4 25% Offering at 100% Discount
	Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$8.59		$8.13		$6.77		—
Net Proceeds per Share to Issuer		$8.23		$7.79		$6.50		—
Decrease to NAV
Total Shares Outstanding	368,000,000	386,400,000	5.00%	404,800,000	10.00%	460,000,000	25.00%	460,000	25.00%
NAV per Share	$8.66	$8.64	(0.24)%	$8.58	(0.91)%	$8.23	(5.00)%	6.93	(20.00)%
Dilution to Stockholder
Shares Held by Stockholder A	368,000	368,000	—	368,000	—	368,000	—	368,000	—
Percentage Held by Stockholder A	0.10%	0.10%	(4.76)%	0.09%	(9.09)%	0.08%	(20.00)%	0.08%	(20.00)%
Total Asset Values
Total NAV Held by Stockholder A	$3,187,000	$3,179,412	(0.24)%	$3,158,027	(0.91)%	$3,027,650	(5.00)%	$2,549,600	(20.00)%
Total Investment by Stockholder A (Assumed to be $8.66 per Share on Shares Held Prior to Sale)		$3,187,000		$3,187,000		$3,187,000		$3,187,000
Total Dilution to Stockholder A (Total NAV Less Total Investment)		$(7,588)		$(28,972)		$(159,350)		$(637,400)
Per Share Amounts
NAV per Share Held by Stockholder A		$8.64		$8.58		$8.23		$6.93
Investment per Share Held by Stockholder A (Assumed to be $8.66 per Share on Shares Held Prior to Sale)	$8.66	$8.66		$8.66		$8.66		$8.66
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.02)		$(0.08)		$(0.43)		$(1.73)
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			(0.24%)		(0.91)%		(5.00)%		(20.00)%

Impact On Existing Stockholders Who Do Participate in the Offering

Our existing stockholders who participate in an offering below NAV per share or who buy additional shares of common stock in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares of common stock immediately prior to the offering. The level of NAV dilution will decrease as the number of shares of common stock such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV dilution on their existing shares but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in average NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares of common stock such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These shareholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.

The following chart illustrates the level of dilution and accretion in the offering for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 46,000 shares, which is 0.05% of the offering rather than its 0.10% proportionate share) and (2) 150% of such percentage (i.e., 138,000 shares, which is 0.15% of the offering rather than its 0.10% proportionate share). NAV has not been finally determined for any day after December 31, 2019. The table below is shown based upon the adjusted NAV of $8.66 as described above. The following example assumes a sale of 92,000,000 shares at a sales price to the public of $6.77 with a 4% underwriting discount and commissions and $350,000 of expenses ($6.50 per share net).

		50 % Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$6.77		$6.77
Net Proceeds per Share to Issuer		$6.50		$6.50
Decrease to NAV
Total Shares Outstanding	368,000,000	460,000,000	25.00%	460,000,000	25.00%
NAV per Share	$8.66	$8.23	(5.00)%	$8.23	(5.00)%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	368,000	414,000	12.50%	506,000	37.50%
Percentage Held by Stockholder A	0.10%	0.09%	(10.00)%	0.11%	10.00%
Total NAV Held by Stockholder A	$8.66	$3,406,106	6.88%	$4,163,019	30.63%
Total Investment by Stockholder A (Assumed to be $8.66 per Share) on Shares Held Prior to Sale		$3,498,413		$4,121,238
Total Dilution to Stockholder A (Total NAV Less Total Investment)		$(92,307)		$41,781
NAV per Share Held by Stockholder A after offering		$8.23		$8.23
Investment per Share Held by Stockholder A (Assumed to be $8.66 per Share on Shares Held Prior to Sale)		$8.45		$8.14
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.22)		$0.09
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			(2.64)%		1.01%

The tables above provide hypothetical examples of the impact that an offering at a price less than NAV per share may have on the NAV per share of existing stockholders who do and do not participate in such an offering. However, the tables above do not show and are not intended to show any potential changes in market price that may occur from an offering at a price less than NAV per share and it is not possible to predict any potential market price change that may occur from such an offering.

Required Vote

Approval of the Proposal may be obtained in either of two ways. First, the Proposal will be approved if we obtain the affirmative vote of (1) a majority of the outstanding shares of common stock entitled to vote at the Special Meeting; and (2) a majority of the outstanding shares of common stock entitled to vote at the Special Meeting that are not held by affiliated persons of the Company, which includes directors, officers, employees, and 5% stockholders. For purposes of this alternative, the 1940 Act defines “a majority of the outstanding shares” as: (1) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of a company are present or represented by proxy; or (2) 50% of the outstanding voting securities of the company, whichever is less. Second, the Proposal will also be approved if we receive approval from a majority of the number of the beneficial holders of our common stock entitled to vote at the Special Meeting, without regard to whether a majority of such shares are voted in favor of the Proposal. Abstentions and broker non-votes on the Proposal will have the effect of a vote against the Proposal.

The Board of Directors recommends that you vote “FOR” the Proposal to authorize the Company, with approval of its Board of Directors, to sell shares of its common stock at a price or prices below the Company’s then current net asset value per share in one or more offerings (including, without limitation, that the number of shares sold on any given date does not exceed 25% of the Company’s outstanding common stock immediately prior to such sale).

Financial Statements and Other Information

We will furnish, without charge, a copy of our most recent annual report and the most recent quarterly report succeeding the annual report, if any, to any stockholder upon request. Requests should be directed to the Company at 10 East 40th Street, 42nd Floor, New York, New York 10016 (telephone number (212) 448-0702).

Privacy Policy

It is our policy to safeguard the privacy of nonpublic, personal information regarding our individual stockholders.

What We Do To Protect Personal Information of Our Stockholders

We protect personal information provided to us by our stockholders according to strict standards of security and confidentiality. These standards apply to both our physical facilities and any online services we may provide. We maintain physical, electronic and procedural safeguards to protect consumer information and regularly review and update our systems to keep them current. We permit only authorized individuals, who are trained in the proper handling of stockholder information and who need to know this information to do their jobs, to have access to this information.

Personal Information That We Collect And May Disclose

As part of providing our stockholders with investment products or services, we may obtain the following types of nonpublic personal information:

•	information we receive from stockholders in subscription documents, on applications or other forms, such as their name, address, telephone number, social security number, occupation, assets and income; and

•	information about the value of a stockholder’s investment, account activity and payment history.

When We May Disclose Personal Information About Our Stockholders To Unaffiliated Third Parties

We will not share nonpublic personal information about our stockholders collected, as described above, with unaffiliated third parties except:

•	at a stockholder’s request;

•	when a stockholder authorizes us to process or service a transaction, for example in connection with an initial or subsequent investment (unaffiliated third parties in this instance may include service providers such as a custodian, data processor or printer);

•	with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements and who agree to use the information only for the purposes for which we disclose such information to them; or

•	when required by law to disclose such information to appropriate authorities.

We do not otherwise provide nonpublic information about our stockholders to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law. We never sell information about stockholders or their accounts.

What We Do With Personal Information About Our Former Stockholders

If a stockholder decides to no longer do business with us, we will continue to follow this privacy policy with respect to the information we have in our possession about such stockholder and his/her account.

Householding of Proxy Materials

The Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Please note that only one Proxy Statement and/or annual report may be delivered to two or more stockholders who share an address, unless the Company has received instructions to the contrary. To request a separate copy of this Proxy Statement and/or annual report or for instructions as to how to request a separate copy of this document and/or annual report or as to how to request a single copy if multiple copies of this document and/or annual report are received, stockholders should contact the Company at the address and phone number set forth below.

Requests should be directed to the Company at 10 East 40th Street, 42nd Floor, New York, New York 10016 (telephone number: 212-448-0702). Copies of these documents may also be accessed electronically by means of the Commission’s home page on the Internet at http://www.sec.gov.

Other Business

Our Board of Directors knows of no other matters that may be presented for stockholder action at the Special Meeting. If any other matters properly come before the Special Meeting, the persons named as proxies will vote upon them in their discretion.

Submission of Stockholder Proposals

Pursuant to our Bylaws, because the Special Meeting is a special meeting of stockholders, only the business brought before the Special Meeting pursuant to the notice of meeting attached to this Proxy Statement shall be conducted at the Special Meeting. Our Bylaws do not allow stockholders to nominate individuals for election to the Board at a special meeting of stockholders, such as the Special Meeting, where the election of Directors is not proposed, or to propose other business.

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, stockholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the Company’s 2020 Annual Meeting of Stockholders. To be eligible for inclusion in the Company’s 2020 Proxy Statement, a stockholder proposal must be received in writing not less than 120 calendar days before the first anniversary of the date we first released our proxy statement for the preceding year’s annual meeting and must otherwise comply with Rule 14a-8 under the Exchange Act. Accordingly, a stockholder proposal of business intended to be considered at the 2020 Annual Meeting of Stockholders must be received by the Secretary not later than May 13, 2020 to be eligible for inclusion in our 2020 Proxy Statement. While the Board of Directors will consider stockholder proposals, the Company reserves the right to omit from the Company’s Proxy Statement any stockholder proposal that it is not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

In addition, our Bylaws contain an advance notice provision with respect to director nominations and with respect to proposals for business, whether or not included in our proxy statement. Our Bylaws currently provide that, in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at an annual meeting, written notice in the manner provided for in the Bylaws containing the information required by the Bylaws generally must be delivered to our Secretary at our principal executive office not earlier than the 150th day prior to the first anniversary of the date we first released our proxy statement for the preceding year’s annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date we first released our proxy statement for the preceding year’s annual meeting. Accordingly, under our current Bylaws, a stockholder nomination for director or proposal of business intended to be considered at the 2020 Annual Meeting must be received by the Secretary not earlier than April 13, 2020, and not later than 5:00 p.m., Eastern Time, on May 13, 2020. Proposals should be addressed to Corporate Secretary, c/o Prospect Capital Corporation, 10 East 40th Street, 42nd Floor, New York, New York 10016. In the event that the date of the next annual meeting is advanced or delayed by more than 30 days from the first anniversary of the Annual Meeting, a notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. Eastern Time on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

By Order of the Board of Directors,

Kristin Van Dask

Chief Financial Officer,

Chief Compliance Officer, Treasurer and Secretary

New York, New York

[___], 2020